Exhibit 10.1

___________

SEED CAPITAL UNIT PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

Between:
SILICA RESOURCES CORPORATION
And:
______________________________________ {NAME OF SUBSCRIBER}

Silica Resources Corporation
Suite 37B3, 1410 Parkway Boulevard, Coquitlam, British Columbia, Canada, V3E 3K9
___________

-- Seed Capital Unit Private Placement Subscription Agreement --
-- Silica Resources Corporation --

SEED CAPITAL UNIT PRIVATE PLACEMENT
 SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

(OR)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION OR COMPLIANCE WITH REGULATION S. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

(AND, IF APPLICABLE)

UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (I) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE THE COMPANY FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE COMPANY IS A SEDAR FILER, AND (II) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE SUBSCRIBER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

UNIT PRIVATE PLACEMENT OFFERING

To:	SILICA RESOURCES CORPORATION (the “Company”),
with an address for notice and delivery located at Suite 37B3, 1410

Parkway Boulevard, Coquitlam, British Columbia, Canada, V3E 3K9.

                         The Company is offering (collectively, the “Offering”), on a private placement basis, units of the Company (each a “Unit”) to eligible investors (each such an investor who subscribes to this Offering by this document is hereinafter referred to as the “Subscriber”) at a subscription price of U.S. $0.05 per Unit, with each Unit consisting of one common share in the capital of the Company (each a “Share”) and one non-transferable share purchase warrant in the capital of the Company (each a “Warrant”). The within private placement Offering of Units by the Company is not subject to any minimum subscription. The Company offers, and the Subscriber accepts, the Units on the terms and conditions as set forth in this subscription agreement (the “Agreement”).

Article 1
SUBSCRIPTION FOR UNITS

1.1                     Subscription for Units. Based upon the hereinafter terms, conditions, representations, warranties and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to purchase _______________ Units of the Company, at a subscription price of U.S. $0.05 per Unit, for aggregate consideration of U.S. $_______________ (the “Subscription Price”).

1.2                     Acceptance of subscription. The Company, upon acceptance by its Board of Directors (the “Board”) of all or part of this subscription Agreement, agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement by the Board.

1.3                     Warrants and exercise of Warrants. The Warrants forming part of the Units will be registered in the name of the Subscriber and will be non-transferable, and each such Warrant will entitle the Subscriber to purchase one additional common share of the Company (each a “Warrant Share”), for the period commencing upon the date of issuance of the within Units by the Board and ending at 5:00 p.m. (Vancouver time) on the day which is two years from the date of issuance of the within Units by the Board (such time period being the “Warrant Exercise Period” herein), at an exercise price of U.S. $0.05 per Warrant Share during the first year of the Warrant Exercise Period and at an exercise price of U.S. $0.10 per Warrant Share during the final year of the Warrant Exercise Period.

1.4                     Warrant certificates. The terms and conditions which govern the Warrants will be referred to on the certificates representing the Warrants and will contain, among other things, anti-dilution provisions and provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issuable on the exercise of the Warrants upon the occurrence of certain events including any subdivision, consolidation or reclassification of the common shares, the payment of stock dividends and the amalgamation of the Company.

1.5                     Other financings. The issue and terms of the Warrants will not restrict or prevent the Company from obtaining any other financing nor from issuing additional securities or rights during the period within which the Warrants are exercisable.

1.6                     Replacement Warrant certificates. If the Subscriber exercises any Warrants the Company will issue to the Subscriber the number of Warrant Shares equal to the number of Warrants exercised and deliver to the Subscriber a certificate representing the Warrant Shares.

1.7                     Subscriber’s eligibility for subscription. The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know the Subscriber’s status without concern of error), on which the Company relies, that the Subscriber is purchasing the Units on a private basis and without infraction of or impedance by his domicile laws due to one or more of the following:

(a)

the Subscriber is an eligible and exempt investor under the laws of the Subscriber’s domicile by either being a person who complies with exemptions from prospectus requirements or is otherwise exempt by virtue of the Subscriber’s wealth, income and investment knowledge or capacity; or

(b)	the Subscriber is subscribing for a value in Units constituting an exempt investment under the laws of the Subscriber’s domicile; or

(c)	the Subscriber’s domicile laws do not restrict investment; and

(d)

where the Subscriber has completed the appropriate portions of this Agreement and its related Appendices and the completion of the same, whether signed or not, constitute a true and accurate statement by the Subscriber.

                         For the purposes of this Agreement it is hereby acknowledged and agreed that “Securities” is hereinafter collectively defined to mean the Units, the Shares, the Warrants and the Warrant Shares.

1.8                     Risks of subscription. The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Securities unless sought out by the Subscriber; which the Subscriber is encouraged to do. The Subscriber is aware that this investment is a speculative and risky investment, the Subscriber warrants that it could tolerate the full loss of the investment without significant or material impact on the Subscriber’s financial condition and the Subscriber waives all claim or liability of the Company for any loss in value of this investment.

Article 2
METHOD OF SUBSCRIPTION AND ACCEPTANCE BY THE COMPANY

2.1                     Method of subscription. It is hereby acknowledged and agreed by the parties hereto that any subscription for Units shall be made by the Subscriber:

(a)

by faxing to the Company, at (604) 472-0170, or to the Company’s counsel, Lang Michener LLP (the “Company’s Counsel”), at (604) 893-2679 or (604) 685-7084, a completed copy of this Agreement together with an executed copy of the signature page of this Agreement; and

(b)

by delivering to the Company, at Suite 37B3, 1410 Parkway Boulevard, Coquitlam, British Columbia, Canada, V3E 3K9, or to the Company’s Counsel, at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, an originally executed copy of this completed Agreement together with payment for the exact Subscription Price for such Units in the following manner:

	(i)	by delivery:

		(A)	to the Company, at its above address, of a bank draft, money order or cashier’s cheque for the exact Subscription Price for the Units made payable to the Company; or

(B)

to the Company’s Counsel, at its above address, of a bank draft, money order or cashier’s cheque for the exact Subscription Price for the Units made payable to “Lang Michener LLP In Trust” for the account of the Company; or

	(ii)	by wire transfer to the Company’s Counsel of the exact Subscription Price for the Units to the following wiring instructions:

Bank Name:	Bank of Montreal;
Bank Address:	595 Burrard Street, Vancouver, British
Columbia, Canada;
Transit Number:	00040;
Bank Number:	001;
Account Name:	Lang Michener LLP Client’s U.S. Trust
Account
Reason:	Re: Silica Resources Corporation; File
#57933-0002 - Subscriptions;
Account Number:	4692-529;
Swift Code:	BOFMCAM2; and

*	If coming from the U.S. or Overseas:

Intermediary Bank:	Wachovia Bank, N.A.;
Swift Code:	PNBPUS3NNYC; and
Fedwire ABA#:	026005092.

*Note:

Unless instructed otherwise by the Company, the Company’s Counsel must deposit all trust funds (including the Subscription Price received) in an account that is insured by the Canadian Deposit Insurance Corporation or the Credit Union Deposit Insurance Corporation of British Columbia or guaranteed under the Community Financial Services Act (Canada). All U.S. dollar accounts in Canada are not insured.

                         In this regard, and should the Subscriber’s subscription and/or Subscription Price payment be submitted to the Company’s Counsel, in trust or otherwise (as above in respect to the wire transfer), then the Subscriber agrees that the Company’s Counsel shall have no accountability to the Subscriber whatsoever and acknowledges that the Company’s Counsel is merely a recipient for the Company and has no obligation of any nature to the Subscriber. Under no circumstances shall the Company’s Counsel be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Company’s Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Subscriber shall rely solely and exclusively on the Subscriber’s own judgment and the advice of the Subscriber’s own counsel.

2.2                     Acceptance of subscription or return of Subscription Price by the Company. The Subscriber acknowledges that the Company will be accepting subscriptions for Units on a first come, first serve, basis. As a consequence the Company, upon acceptance by its Board of all or part of this subscription Agreement (the “Acceptance”), hereby agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement by the Board. In this regard the Subscriber acknowledges that, although Units may be issued to other subscribers concurrently with the Company’s Acceptance of all or part of this subscription Agreement, there may be other sales of Units by the Company, some or all of which may close before or after the Acceptance herein. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised by the Company upon the Company’s Acceptance of all or part of this subscription Agreement to fund the Company’s objectives and that further closings may not take place after Acceptance herein.

2.3                     Use of funds before and after Acceptance. The Subscriber acknowledges and agrees that the Subscription Price monies shall be advanced immediately to the Company’s general funds to reserve the Subscriber’s subscription, shall not be held in trust, the Company may employ such funds for its business purposes immediately and prior to Acceptance and such funds shall not be considered a loan and shall not bear interest but shall constitute solely a reservation of subscription and advance of funds therefore. The Subscriber shall not demand return of its Subscription Price monies unless the Units have not been issued for a period in excess of 90 calendar days from the date of this subscription and such demand may be fulfilled by Acceptance and delivery of subscribed Units or return of funds at the Company’s sole and absolute discretion. The Subscriber acknowledges that the funds to be raised from all Units are to be employed for the business of the Company in accordance with management’s determination as to the best use of the same for the Company’s business plans. Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plans in accordance with management’s appreciation of the market for the goods and services of the Company and the best use of the Company’s funds to advance its business, whether present or future.

2.4.                     Securities issued at different prices and characteristics. The Subscriber acknowledges that the Company will issue its securities at different prices which may occur sequentially, from time-to-time, or at the same time and prices in the future may be lower than now. The Company will also issue offerings which have warrants, or other benefits, attached and some offerings which do not. Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber. For example, however, without limitation, the Company will or may issue securities at nominal prices as ‘founders shares’ (which may or will constitute millions of securities, as determined solely by the Board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the Board. Such issuance at different prices are made by the Board in its judgment as to typical structuring for a company such as the Company, to incentivise, reward and to provide a measure of developmental control, to acquire assets or services which the Board considers necessary or advisable for the Company’s development and success and other such considerations in the Board’s judgment. The Company may or will acquire debt and/or equity financings in the future required or advisable, as determined by the Board, in the course of the Company’s business development. The Subscriber acknowledges these matters, understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company and authorizes the Board now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with or subsequent to the Subscriber’s investment herein.

2.5                     Delivery of Share and Warrant certificates. The Company, within 90 calendar days of the Acceptance by its Board of all or part of this subscription Agreement, agrees to deliver to the Subscriber a Share certificate and a Warrant certificate for the accepted number of Units purchased by the Subscriber under this subscription Agreement and registered in the name of the Subscriber.

Article 3
INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND
GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

3.1                     Description of the Units. The Company is issuing Units at a price of U.S. $0.05 per Unit. The Shares forming part of the Units, together with the Warrant Shares which are issuable upon the exercise of the Warrants, are a part of the common shares of the Company presently authorized. Copies of the constating documents of the Company describing the common shares and the rights of shareholders are available upon request.

3.2                     Release of liability and indemnity. The Subscriber acknowledges and agrees that, in consideration, in part, of the Company’s within Acceptance of this subscription, the Subscriber hereby does hereby release, remise and forever discharge each of the Company and its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, of and from all manner of action and actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against either of the Company and/or any of its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, the Subscriber ever had, now has, or which any of the Subscriber’s respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the “Release”) except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing). The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement. This Release is irrevocable and will not terminate in any circumstances.

3.3                     The Subscriber’s understandings and acknowledgments. The Subscriber acknowledges and agrees that:

(a)

Further financings: the Company may issue further offerings similar to the within Offering which may be at higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company’s business development;

(b)	Withdrawal or revocation: this Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price;

(c)

Agreement to be bound: the Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers as set forth in this Agreement;

(d)

Reliance on Subscriber’s representations: the Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Units to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate; and

(e)

Waiver of pre-emptive rights: the Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President of the Company as the President of the Company may determine, from time to time, in the President’s sole and absolute discretion, as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity by the Company under applicable corporate and securities laws.

3.4                     The Subscriber’s representations, warranties and understandings as a non-U.S. resident. If the Subscriber is not a resident of the United States, the Subscriber acknowledges, represents and warrants to the Company and understands that:

(a)

Not a U.S. Person: the Subscriber: (i) is not a U.S. Person (as defined in Rule 902 of Regulation S (“Regulation S”) under the United States Securities Act of 1933 (the “U.S. Act”), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Subscriber set forth hereinbelow; and (iii) was not offered any Units in the United States and was outside the United States at the time of execution and delivery of this Agreement;

(b)

No registration and sales under Regulation S: the Subscriber acknowledges that the Securities have not been registered under the U.S. Act and the Company has no obligation or present intention of filing a registration statement under the U.S. Act in respect of any of the Securities. The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Act. The Subscriber understands that any certificate representing the Securities may bear a legend setting forth the foregoing restrictions. The Subscriber understands that the Securities are restricted within the meaning of “Rule 144” promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions;

(c)

No U.S. beneficial interest: no U.S. Person, either directly or indirectly, has any beneficial interest in any of the Securities acquired by Subscriber hereunder, nor does the Subscriber have any agreement or understanding (written or oral) with any U.S. Person respecting:

(i)	the transfer or any assignment of any rights or interest in any of the Securities;

(ii)	the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

(iii)	the voting of the Securities;

(d)	Experience: the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

(e)	Information: the Subscriber has received all information regarding the Company reasonably requested by the Subscriber;

(f)	Risk: the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;

(g)

Adequacy of information: the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph (e) above, or such other information as the Subscriber desired in order to evaluate an investment in the Company;

(h)

Residency: the residence of the Subscriber as set forth hereinbelow is the true and correct residence of the Subscriber and the Subscriber has no present intention of becoming a resident or domiciliary of any other jurisdiction;

(i)	Independent investigation: in making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber;

(j)

Principal: the Subscriber is purchasing the Units as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Units;

(k)

Decision to purchase: the decision of the Subscriber to enter into this Agreement and to purchase Units pursuant hereto has been based only on the representations of this Agreement or based upon the Subscriber’s relationship with a director and/or senior officer of the Company. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Units has not been influenced by:

(i)	newspaper, magazine or other media articles or reports related to the Company or its business;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)

any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Securities;

(l)

Advertisements: the Subscriber acknowledges that the Subscriber has not purchased Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)

Information not received: the Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Units, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Units;

(n)

Information received: the Subscriber has had access to such additional information, if any, concerning the Company as the Subscriber has considered necessary in connection with the Subscriber’s investment decision to acquire the Units;

(o)	Satisfaction with information received: the Subscriber acknowledges that, to the Subscriber’s satisfaction:

(i)	the Subscriber has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Subscriber’s satisfaction;

(ii)

the Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

(iii)	the Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested concurrent with or as a part of this Agreement;

(p)

Economic risk: the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Securities;

(q)

Speculative investment: the Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of the Company’s management’s plans. Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

(r)

Address: the Subscriber is resident as set out on the last page of this Agreement as the “Subscriber’s Address”, and the address as set forth on the last page of this Agreement is the true and correct address of the Subscriber;

(s)

Risk and resale restriction: the Subscriber is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber will not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(t)	Representations as to resale: no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market; and

the Subscriber will not resell any of the Securities except in accordance with the provisions of applicable securities legislation and stock exchange, over-the-counter and/or bulletin board market rules;

(u)

Reports and undertakings: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Units;

(v)

Resale restrictions: the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber’s resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(w)	Age of majority: the Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

(x)

Authorization and formation of Subscriber: the Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound;

(y)	Legal obligation: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(z)

Legal and tax consequences: the Subscriber acknowledges that an investment in the Securities of the Company may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

(aa)

Compliance with applicable laws: the Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Units to the Subscriber will not comply with all applicable laws of the Subscriber’s jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws;

(ab)

Encumbrance or transfer of Securities: the Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for without the prior written consent of the Company and in accordance with applicable securities legislation;

(ac)

Regulation S: the Subscriber further represents and warrants that the Subscriber was not specifically formed to acquire any of the Securities subscribed for in this Agreement in violation of the provisions of Regulation S;

(ad)

Finders’ fees: the Subscriber has not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder’s fee arising out of the transactions contemplated hereby;

(ae)	Additional Subscriber acknowledgements: the Subscriber acknowledges (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) as set forth below:

(i)

it has been furnished with all information, financial and otherwise, concerning the business, affairs and financial position of the Company necessary to make an informed decision to purchase the Units and the Subscriber agrees that such information has not been furnished pursuant to any form of written material which is, or may be construed as, an offering memorandum as that term is defined in the securities legislation of any Province of Canada, the securities legislation in the jurisdictions in which the Company is incorporated and conducts business and the securities legislation in the jurisdiction in which the Subscriber is resident (collectively, the “Applicable Securities Legislation” herein) as such legislation is from time to time amended, and the regulations and rules prescribed thereto;

(ii)	the issue of the Units will be made pursuant to exemptions from the registration and prospectus requirements of the Applicable Securities Legislation and therefore:

(A)

the Subscriber is restricted from using certain of the civil remedies available under such legislation and certain protections, rights and remedies provided in such legislation, including statutory rights of rescission or damages, will not be available to the Subscriber;

(B)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under such legislation;

(C)	the Company is relieved from certain obligations that would otherwise apply under such legislation;

(D)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(E)	there is no government or other insurance covering the Securities; and

(F)	there are risks associated with the purchase of the Securities;

(iii)

no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Securities and the Company has already issued or may issue shares for significantly lesser consideration per share than is being paid by the Subscriber;

(iv)

the constating documents of the Company contain, or may contain at the discretion of the Board, restrictions on the transfer of the Securities which provide that, while the Company is not a public company, no shares may be transferred without the approval of the Board;

(v)

any Subscription Price monies paid by the Subscriber for the Units is being raised as ‘seed’ or ‘risk’ capital for the Company in a promotional and speculative stage for whose securities there is no market whatsoever;

(vi)	any Subscription Price monies paid by the Subscriber for the Units are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately by the Company;

(vii)	this subscription forms part of a larger Offering and is subject only to the Company’s Acceptance of this subscription Agreement and the Subscription Price therefore;

(viii)

the sale and delivery of the Units to the Subscriber or to any subscriber on whose behalf the Subscriber is contracting is conditional upon such sale being exempt from the requirement to file a prospectus or to prepare and deliver an offering memorandum under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or preparing and delivering an offering memorandum;

(ix)

the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and the Subscriber acknowledges and agrees that the Subscriber will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing; and

(x)

the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber (or others for whom the Subscriber is contracting hereunder) is solely responsible, and the Company is not in any way responsible, for compliance with applicable resale restrictions;

(af)

Additional Subscriber representations and warranties under Applicable Securities Legislation: If the Subscriber is not a resident of the United States, the Subscriber further represents and warrants to the Company and acknowledges and agrees that the Company will also rely upon the following representations and warranties in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)

the Subscriber is purchasing the Units as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units and, by signing and returning the enclosed Appendix “I” – “Subscriber’s Certificate”, certifies that it {please circle at least one of the following categories and complete the missing information as appropriate}:

(A)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(B)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a spouse, parent, grandparent, brother, sister or child of ________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(C)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a close personal friend of ________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(D)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a close business associate of ________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(E)	is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and

Labrador, the Northwest Territories or the Yukon and is a founder of the Company; or

(F)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a parent, grandparent, brother, sister, child, spouse, close personal friend or close business associate of ________________ {insert name}, a founder of the Company; or

(G)

is a person or company that is wholly-owned by, or a majority of its board of directors is comprised of, any combination of persons or companies described in §3.4(af)(i)(A) to §3.4(af)(i)(F) hereinabove; or

(H)	is a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in §3.4(af)(i)(A) to §3.4(af)(i)(F) hereinabove; or

(I)	is resident in the Province of Ontario and is a founder of the Company, or an affiliate of ________________ {insert name}, a founder of the Company; or

(J)	is resident in the Province of Ontario and is a spouse, parent, brother, sister, grandparent or child of ________________ {insert name}, an executive officer, director or founder of the Company; or

(K)	is resident in the Province of Ontario and is a control person of the Company; or

(L)	is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”); or

(M)	is an individual and will have an aggregate acquisition cost for the Units of not less than Cdn. $150,000; or

(N)

is not an individual but is a corporation, partnership, trust, fund, association or any other organized group of persons that was not created solely, nor used primarily, to permit a group of individuals to purchase securities without a prospectus which will have an aggregate acquisition cost of purchasing the Units of not less than Cdn. $150,000; or

(O)

is an employee, executive officer, director or consultant as defined in NI 45-106 of the Company, of a related entity of the Company or of a permitted assign of one of those persons and the purchase of the Units is voluntary; or

(P)	is resident in an “International Jurisdiction” (being a jurisdiction outside of Canada and the United States) and:

(I)	the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Legislation of such International Jurisdiction which would apply to this Agreement;

(II)

the Subscriber is purchasing the Units pursuant to an applicable exemption from any prospectus, registration or similar requirements under the Applicable Securities Legislation of such International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Units under the Applicable Securities Legislation of the International Jurisdiction without the need to rely on exemptions; and

(III)

the Applicable Securities Legislation of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(ii)

the Subscriber has not relied upon the Company or its directors and officers, or the Company’s Counsel or advisors, for investment, legal or tax advice, including advice with respect to the hold period and resale restrictions imposed upon the Securities by the securities legislation in the jurisdiction in which the Subscriber resides, and has, if desired, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisors, and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Company or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities, and it is able to bear the economic risk of an investment in the Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment; and

(iii)

the Subscriber understands and acknowledges that the Company is not currently a reporting issuer in any jurisdiction and as a result the hold period to which the Securities are subject will be indefinite in every jurisdiction in which the Securities are issued, until the Company becomes a reporting issuer in such jurisdiction.

There is no assurance that the Company will ever become a reporting issuer in the future. The Subscriber further understands that the certificates representing the Securities will bear a legend describing the resale restrictions and the Subscriber agrees to comply with such resale restrictions; and

(ag)

Additional Subscriber covenants and agreements: the Subscriber further covenants and agrees that the Company will also rely upon the following covenants and agreements in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)

to the extent the law permits, the Subscriber agrees to leave the Subscriber’s Share and Warrant certificates for safekeeping with the Company, but may have possession of same upon request, if required for a Registered Retirement Savings Plan (as defined in the Income Tax Act (Canada)) or similar requirements;

(ii)

the Subscriber acknowledges and consents to the collection and retention by the Company of certain information, including personal information, regarding the Subscriber and the Subscriber’s subscription, including the Subscriber’s name, address, telephone number and e-mail address, the number of Securities purchased and any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Company which may be available for inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies; and

(iii)	the Subscriber agrees that this Agreement will in no way restrict the Company from obtaining further funds through the sale of equity securities of the Company or otherwise.

3.5                     Company Confidential Information. The Subscriber acknowledges that the Company is presently engaged in the business of acquiring and exploring and developing resource property interests of merit. The Subscriber recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through the Company’s expenditure of time, effort and money. Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to Company information and/or Company confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions:

(a)	Definitions: for all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(i)	“Confidential Information” includes any of the following:

(A)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(B)

information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(C)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

(D)	any other trade secret or confidential or proprietary information in the possession or control of the Company;

however, Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault; and

(ii)	“Developments” include all the following related to the products or business of the Company:

(A)

copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade- marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications, or additions to the products owned, marketed or used by the Company; and

(B)	inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not;

developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber;

(b)

Maintaining confidentiality: at all times the Subscriber shall keep in strictest confidence and trust the Confidential Information. The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and the Subscriber shall not, directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company;

(c)

Return of Confidential Information: at the request of the Company the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information which are in the Subscriber’s possession or under the Subscriber’s control; and

(d)	No rights to Confidential Information: the Subscriber acknowledges and agrees that the Subscriber shall not acquire any right, title or interest in or to the Confidential Information. Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein. The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights. The Subscriber agrees that the obligations in this section shall continue beyond the issue of any Units hereunder, beyond the ownership of any Units acquired hereunder and beyond the termination of the Subscriber’s employment, engagement or association with the Company, for a period of ten years from the date that the Subscriber delivers this Agreement to the Company.

3.6                     Reliance on Subscriber’s representations and warranties and indemnification. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Units to the Subscriber is in compliance with federal and applicable state and provincial securities laws. The Subscriber hereby agrees to indemnify the Company and its affiliates and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees) incurred on account of or arising out of: (i) any inaccuracy in the Subscriber’s acknowledgements, representations or warranties set forth in this Agreement; (ii) the disposition of any of the Securities which the Subscriber will receive, contrary to the Subscriber’s acknowledgements, representations or warranties in this Agreement or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Subscriber’s failure to fulfill any or all of the Subscriber’s obligations herein.

3.7                     Change in Subscriber’s representations and warranties. All of the information set forth hereinabove with respect to the Subscriber and including, without limitation, the acknowledgements, representations and warranties set forth hereinabove, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this subscription Agreement by the Company, the Subscriber will immediately furnish the revised or corrected information to the Company.

Article 4
UNITED STATES DECLARATIONS

4.1                     Subscriber’s declarations as an “Accredited Investor” if resident in the United States. If applicable and the Subscriber is a resident of the United States, the undersigned Subscriber also warrants and certifies that the Subscriber is an “Accredited Investor”, as that term is defined in Section 4(2) of the U.S. Act, and in “Rule 501” of “Regulation D” promulgated thereunder, by virtue of the Subscriber’s qualification under one or more of the following categories {please check the appropriate category or categories where applicable}:

[ ]	The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000.

[ ]

The Subscriber is a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[ ]

The Subscriber is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts, or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of U.S. $5,000,000.

[ ]	The Subscriber is a trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person.

[ ]	The Subscriber is a director or executive officer of the Company.

[ ]	The Subscriber is a “private business development company” as that term is defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.

[ ]

The Subscriber is either: (a) a “bank” as defined in section 3(a)(2) of the U.S. Act, or a “savings and loan association or other institution” as defined in section 3(a)(5)(A) of the U.S. Act, whether acting in its individual or fiduciary capacity; or (b) a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934; or (c) an “insurance company” as defined in section 2(13) of the U.S. Act; or (d) an investment company registered under the United States Investment Company Act of 1940 or a “business development company” as defined in section 2(a)(48) of the United States Investment Company Act of 1940; or (e) a small business investment company licensed by the United States “Small Business Administration” under either of subsections 301(c) or (d) of the United States Small Business Investment Act of 1958; or (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000; or (g) an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in section 3(21) of the United States Employee Retirement Income Security Act of 1974 which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

[ ]	The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth hereinabove.

                         In this regard the Subscriber hereby acknowledges and agrees that one of the requirements of the above-referenced exemption is that the Company and the persons involved in the offering and sale of the relevant securities; and in this case the Units; must have reasonable grounds to believe and, in fact, believe that the Subscriber, whether alone or together with the Subscriber’s representative, if any, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment. As a result, and in order to be assured that the offer and sale of Units to the Subscriber as an Accredited Investor will not result in violation of that certain exemption from the registration and prospectus delivery requirement of the U.S. Act specified by the provisions of Section 4(2) of the U.S. Act and Rule 501 and “Rule 506” of Regulation D, the Subscriber is being requested to hereby provide the Company with a completed and executed copy of the Appendix “II” –“Subscriber’s Suitability Questionnaire” which is attached hereto.

4.2                     Subscriber’s declarations as a non-Accredited Investor. If applicable and the Subscriber is a resident of the United States, the undersigned Subscriber also warrants and certifies that the Subscriber is not an Accredited Investor, as that term may be interpreted in accordance with Section 4(2) of the of the U.S. Act and in Rule 501 of Regulation D promulgated thereunder, however, the Subscriber also warrants and certifies that the Subscriber satisfies one or more of the following categories {please check the appropriate category or categories where applicable}:

[ ]	The Subscriber has an annual gross income of at least U.S. $50,000 and a net worth (exclusive of home, home furnishings and automobiles) of at least U.S. $100,000;

[ ]	The Subscriber has, irrespective of annual gross income, a net worth of U.S. $200,000 (determined with the same exclusions specified immediately above); or

[ ]

The Subscriber represents and warrants, in the event of sales to fiduciary accounts, that such conditions are satisfied by the fiduciary, the fiduciary account or the contributor who directly or indirectly furnished the funds for the purchase of the Units.

                         In this regard the Subscriber hereby again acknowledges and agrees that one of the requirements of the above-referenced exemption is that the Company and the persons involved in the offering and sale of the relevant securities; and in this case the Units; must have reasonable grounds to believe and, in fact, believe that the Subscriber, whether alone or together with the Subscriber’s representative, if any, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment. As a result, and in order to be assured that the offer and sale of Units to the Subscriber as a non-Accredited Investor will not result in violation of that certain exemption from the registration and prospectus delivery requirement of the U.S. Act specified by the provisions of Section 4(2) of the U.S. Act and Rules 501 and 506 of Regulation D, the Subscriber is being requested to hereby provide the Company with a completed and executed copy of the Appendix “II” – “Subscriber’s Suitability Questionnaire” which is attached hereto.

4.3                     Subscriber’s reliance on a Representative. If the Subscriber is relying upon the investment advice of a representative who has advised the undersigned in connection with this investment (the “Representative”), the undersigned believes the Representative to be sophisticated and competent in the area of investment advice and analysis and therefore capable of evaluating the risks and merits of an investment in the Units. In this regard, if applicable, and in order to rely on Regulation D under the U.S. Act, the Subscriber is being requested to hereby provide the Company with a completed and executed copy from its Representative of the Appendix “III” – “Subscriber’s Representative Questionnaire” which is attached hereto.

Article 5
RESTRICTED SECURITIES AND REGISTRATION

5.1                     No registration. The Subscriber acknowledges and understands that neither the sale of the Units which the Subscriber is acquiring nor any of the Securities themselves have been registered under any Applicable Securities Legislation and, furthermore, that the Securities must be held indefinitely unless subsequently registered under Applicable Securities Legislation or an exemption from such registration is available.

5.2                     Legending of the Securities. The Subscriber also acknowledges and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.”

 (or)

“These securities have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or the laws of any state, and are being issued in reliance upon Regulation S promulgated under the Act. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, the availability of an exemption from such registration or compliance with Regulation S. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.

(and, if applicable)

“Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade.”

                         The Subscriber hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described hereinabove.

5.3                     Disposition under Rule 144. The Subscriber also acknowledges and understands that, if the Subscriber is a resident of the United States:

(a)	the Securities are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act;

(b)

the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

(c)	any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions.

                         In this regard the Subscriber further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring hereunder unless and until:

(a)	there is then in effect a “Registration Statement” under the U.S. Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b)

(i) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Securities under the U.S. Act and (iii) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

Article 6
GENERAL PROVISIONS

6.1                     Address for delivery. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

6.2                     Severability and construction. Each Article, section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

6.3                     Gender and number. This Agreement is to be read with all changes in gender or number as required by the context.

6.4                     Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., and the federal laws of the United States applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of the State of Nevada, U.S.A., unless the Company shall permit otherwise.

6.5                     Representation and costs. It is hereby acknowledged by each of the parties hereto that the Company’s Counsel acts solely for the Company, and, correspondingly, that the Subscriber has been required by each of the Company’s Counsel and the Company to obtain independent legal advice with respect to the Subscriber’s review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the parties hereto that the Company’s Counsel, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each party hereto to the role and capacity of the Company’s Counsel and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, the Company’s Counsel, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any party hereto is in any way affected or uncomfortable with any such capacity or representation. Each party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by the Company’s Counsel, shall be at the cost of the Company.

6.6                     Survival of representations and warranties. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

6.7                     Counterparts. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

6.8                     Entire Agreement and amendments. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement. This Agreement may be amended or modified in any respect by written instrument only.

6.9                     Corrections. The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any of this Agreement and each of Appendix “I” – “Subscriber’s Certificate”, Appendix “II” –“Subscriber’s Suitability Questionnaire” and Appendix “III” – “Subscriber’s Representative Questionnaire” to this Agreement, which may be required to be completed and executed by the Subscriber and delivered to the Company in accordance with the terms and conditions of this Agreement.

6.10                    Successors and assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Units in accordance with the terms of this Agreement.

                         IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the dates below written.

                         Subscription by Subscriber:

                         SUBSCRIBER’S STATEMENT – the Subscriber is a sophisticated investor, the Subscriber has sought such independent counsel as the Subscriber considers necessary and the Subscriber has read this Agreement carefully and accepts, agrees and acknowledges the representations and terms thereof in full and without exception and agrees that this Agreement constitutes the entire agreement between the Company and the Subscriber and that there are no collateral representations or agreements between the same.

                         Dated at __________, __________, on this _____day of __________, 200__.

Name of Subscriber - please print	Subscriber’s Address

By: _________________________________________
Official Capacity or Title - please print

Signature of Subscriber	Subscriber’s Telephone Number

Please print name of individual whose	Subscriber’s Facsimile Number
signature appears above if different than
the name of the Subscriber printed above
Subscriber’s E-mail address

                         Acceptance by the Company:

                         SILICA RESOURCES CORPORATION hereby accepts the above subscription by the Subscriber on this _____day of __________, 200__.

The COMMON SEAL of	)
SILICA RESOURCES CORPORATION,	)
the Company herein,	)
was hereunto affixed in the presence of:	)	(C/S)
)
)
Authorized Signatory	)

Appendix “I”

TO THE SEED CAPITAL UNIT PRIVATE PLACEMENT SUBSCRIPTION
AGREEMENT OF SILICA RESOURCES CORPORATION

SUBSCRIBER’S CERTIFICATE

                              In addition to the covenants, representations and warranties contained in the “Seed Capital Unit Private Placement Subscription Agreement” of the Company, to which this Appendix “I” – “Subscriber’s Certificate” is attached, the undersigned Subscriber covenants, represents and warrants to the Company that the Subscriber is purchasing the Units as principal, that the Subscriber is resident in the jurisdiction set out on the execution page thereof and that the Subscriber:

1.

is an “accredited investor”, as defined in National Instrument 45-106 – Prospectus and Registration Exemptions by virtue of being {please check the appropriate category or categories where applicable}:

[ ]	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b)	the Business Development Bank incorporated under the Business Development Bank Act (Canada);

[ ]	(c)

a subsidiary of a person referred to in paragraphs (a) or (b), if the person owns all of the voting shares of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,;

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 of National Instrument 45-106 – Prospectus and Registration Exemptions [Additional investment in investment funds]; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106 –

Prospectus and Registration Exemptions [Investment fund reinvestment];

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia.

OR

2.

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is {please check the appropriate category or categories where applicable and complete the missing information as appropriate}:

[ ]	(a)	a director, senior officer or control person of the Company, or of an affiliate of the Company; or

[ ]	(b)

a spouse, parent, grandparent, brother, sister or child of _________________________________(insert name), a director, senior officer or control person of the Company, or of an affiliate of the Company; or

[ ]	(c)	a close personal friend of (insert name), a director, senior officer or control person of the Company, or of an affiliate of the Company; or

[ ]	(d)	a close business associate of _______________________ (insert name), a director, senior officer or control person of the Company, or of an affiliate of the Company; or

[ ]	(e)	a founder of the Company; or

[ ]	(f)	a parent, grandparent, brother, sister, child, spouse, close personal friend or close business associate of ____________________________________ (insert name), a founder of the Company; or

[ ]	(g)	a person or company that is wholly-owned by, or a majority of its board of directors is comprised of, any combination of persons or companies described in §(a) to (f) above; or

[ ]	(h)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in §(a) to (f) above.

OR

3.	is resident in the Province of Ontario and is {please check the appropriate category or categories where applicable and complete the missing information as appropriate}:

[ ]	(a)	a founder of the Company, or an affiliate of __________________________________(insert name), a founder of the Company; or

[ ]	(b)	a spouse, parent, brother, sister, grandparent or child of _________________________________________ (insert name), an executive officer, director or founder of the Company; or

[ ]	(c)	a control person of the Company.

OR

4.	as defined in National Instrument 45-106 - Prospectus and Registration Exemptions{please check the category where applicable}:

[ ]	an employee, executive officer, director or consultant of the Company, of a related entity of the Company or of a permitted assign of one of those persons and the purchase of the Units is voluntary.

OR

5.	{please check the appropriate category or categories where applicable}:

[ ]	(a)	an individual and will have an aggregate acquisition cost for the Units of not less than $150,000; or

[ ]	(b)

not an individual but is a corporation, partnership, trust, fund, association or any other organized group of persons that was not created solely, nor used primarily, to permit a group of individuals to purchase securities without a prospectus which will have an aggregate acquisition cost of purchasing the Units of not less than $150,000.

                         Dated at __________, __________, on this _____day of __________, 200__.

Name of Subscriber - please print	Subscriber’s Address

By: __________________________________________
Official Capacity or Title - please print

Signature of Subscriber	Subscriber’s Telephone Number

Please print name of individual whose	Subscriber’s Facsimile Number
signature appears above if different than
the name of the Subscriber printed above
Subscriber’s E-mail address

__________

Appendix “II”

TO THE SEED CAPITAL UNIT PRIVATE PLACEMENT SUBSCRIPTION
AGREEMENT OF SILICA RESOURCES CORPORATION

SUBSCRIBER’S SUITABILITY QUESTIONNAIRE

                         In addition to the covenants, representations and warranties contained in the “Seed Capital Unit Private Placement Subscription Agreement” of the Company, to which this Appendix “II” – “Subscriber’s Suitability Questionnaire” is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows.

                         Name of Subscriber: _________________________ .

                         Instructions: This “Subscriber’s Suitability Questionnaire” (the “Questionnaire”) is being provided to each potential subscriber (each a “Subscriber”) who has indicated an interest in purchasing “Units” in the capital stock of Silica Resources Corporation, a Nevada corporation (the “Company”). The purpose of this Questionnaire is, in part, to allow the Company to have complete information about the Subscriber and, in addition, to assure the Company that it may rely on, if applicable, the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Act”), afforded by Section 4(2) of the U.S. Act and “Rule 501” and “Rule 506” of “Regulation D” promulgated thereunder (the “Regulation”). The Regulation requires that, in order for an issuer, such as the Company, of securities, such as the Units, to rely on the exemption afforded thereby, the Company may only sell the Units to “Accredited Investors”. Eligibility is determined, among other things, by the ability of the Subscriber either alone or with his representative to evaluate the merits and risks of an investment in the Units, based on his knowledge and experience in financial and business matters, or by certain financial criteria.

                         If the answer to any question is “None” or “Not Applicable” please so state. If you are acting as agent for a corporation, partnership, trust or other entity, any reference to the term “you” shall mean such corporation, partnership, trust or other entity.

                         Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire the Subscriber agrees that the Company may present this Questionnaire to such parties as may be appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration of the private placement under the federal or state securities laws or if the contents are relevant to issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound. A false statement by the Subscriber may constitute a violation of law, for which a claim for damages may be made against the Subscriber and, if applicable, its representative. Otherwise, your answers to this Questionnaire will be kept strictly confidential.

                         This Questionnaire does not constitute an offer of Units by the Company, but is merely a request for information.

                         Please complete the following Questionnaire fully, attaching additional sheets if necessary.

1.                     Individuals

                         Please complete the following information if you are investing as an individual or jointly with another individual:

Name: _____________________________________________________________________________.

Spouse’s full name, if jointly held: ________________________________________________________.

Date of birth: ________________________________________________________________________.

Citizenship: _________________________________________________________________________.

Permanent home address: ______________________________________________________________.

Marital status: ______________________________________________________________________.

Address for notices: __________________________________________________________________.

Home telephone number: _______________________________________________________________.

Business telephone number: ____________________________________________________________.

Social security or tax identification number: _________________________________________________.

Occupation or profession: ______________________________________________________________.

Are you purchasing Units for your own account?

Yes  ___________           No  ___________

If you are not purchasing Units for your own account, please complete the following:

(a)	capacity in which you are purchasing Units (e.g.,: agent, representative, administrator, trustee, etc.)

.

(b)	name, address and home and business telephone numbers of person(s) you represent:

.

(c)	Please attach evidence of authority authorizing you to represent each person.

2.	Corporations and other entities

Please complete the following information if you are investing as a corporation, partnership, trust or other entity:

Name and address of entity:

State and year of organization:

Employer identification number:

Business activities:

(a)	Has the corporation, partnership, trust or other entity been formed for the specific purpose of purchasing Units?

	Yes ______________	No ______________

(b)	Does the corporation, partnership, trust or other entity have total assets in excess of $5,000,000?

	Yes ______________	No ______________

(c)	Has the corporation, partnership, trust or other entity been in existence for less than 90 days prior to the date hereof?

	Yes ______________	No ______________

(d)	Indicate the number of shareholders, partners, beneficiaries or other holders of beneficial interest of the corporation, partnership, trust or other entity: ____________________________ .

(e)
Does the Subscriber, any relative, spouse or relative of the Subscriber who has the same residence as the Subscriber and any trust or estate described in question “(f)” immediately hereinbelow collectively hold more than 50% of the equity securities (excluding directors’ qualifying shares) or equity interests of the investing corporation, partnership or other entity?

	Yes ______________	No ______________

(f)
Do the Subscriber and the persons and entities specified in question “(e)” immediately hereinabove above collectively hold more than 50% of the beneficial interest (excluding contingent interests) of the investing trust or estate?

Yes ______________     No  ______________

3.	All subscribers

Please answer each of the following questions:

For purposes of this Questionnaire the following definitions shall apply:

(i)

“income” shall mean adjusted gross income as reported for federal tax purposes reduced by (a) any deduction for long term capital gain, (b) any deduction for depletion, (c) any exclusion for interest and (d) any losses allocated to purchaser as an individual; and

(ii)

“net worth” shall mean the total assets in excess of liabilities, as determined in accordance with generally accepted accounting principles, except that if any such assets have been depreciated, then the amount of the depreciation regarding any particular asset may be added to the depreciated cost of that asset to determine total assets; provided, however, that the amount of any such depreciation may be added only to the extent that the amount resulting after adding such depreciation does not exceed the fair market value of that asset.

	(a)	Is your net worth, excluding the value of your principal residence, home furnishings and automobiles, more than $200,000?

		Yes ______________	No ______________

	(b)	Is your net worth, jointly with your spouse and inclusive of the value of your principal residence, home furnishings and automobiles, at least $1,000,000?

		Yes ______________	No ______________

	(c)	If you are purchasing Units as an individual, has your income from all sources exceeded $200,000 in each of the two years preceding the date you will sign this Questionnaire?

		Yes ______________	No ______________

(d)

If you are purchasing Units as an individual, did you and your spouse have joint income from all sources exceeding $300,000 in each of the two years preceding the date you will sign this Questionnaire?

		Yes ______________	No ______________

(e)

If you are purchasing Units as an individual and have had income from all sources of $200,000 for each of the two years preceding the date you will sign this Questionnaire, or you and your spouse have had joint income of $300,000 for each of the two years preceding the date you will sign this

Questionnaire, do you reasonably expect your joint income from all sources to be equal to or exceed such amounts for the current year?

	Yes ______________	No ______________

(f)	As a non-accredited investor, you have an individual or joint income in the prior two years and a projected income for the current year as follows:

2002 $__________; 2003 $__________; 2004 $__________

(g)	Do you anticipate that your current amount of income will change in the foreseeable future?

	Yes ______________	No ______________

If so, when, why and to what amount will that income change?:
_______________________________________________________________________________
_______________________________________________________________________________.

(h)	Does your proposed purchase of Units exceed:

____ 10% of your net worth (excluding home, furnishings and automobiles)?

____ 20% of your net worth (excluding home, furnishings and automobiles)?

(i)	Do you have a prior close business or personal relationship with the Company or any of its officers, directors or principal (10% or more) shareholders?

	Yes ______________	No ______________

If “Yes,” please describe the nature of the relationship:
_______________________________________________________________________________
_______________________________________________________________________________.

(j)	Are you aware that the proposed offering of Units is intended to be a long- term investment?

	Yes ______________	No ______________

(k)
Please indicate the general, business or professional education and degrees received by you (or, if the Subscriber is a corporation, partnership, trust or other entity, by the person completing this Questionnaire on its behalf).

School Degree Year Received

_______________________________________________________________________________
_______________________________________________________________________________.
(l)	Investment experience:

	(i)	Frequency of investment in market securities:

Often ____________ Occasionally ____________ Seldom ____________ Never ____________

	(ii)	Frequency of investment in commodities futures:

Often ____________ Occasionally ____________ Seldom ____________ Never ____________

	(iii)	Frequency of investment in options:

Often ____________ Occasionally ____________ Seldom ____________ Never ____________

	(iv)	Frequency of investment in options:

Often ____________ Occasionally ____________ Seldom ____________ Never ____________

	(v)	Frequency of investment in securities purchased on margin:

Often ____________ Occasionally ____________ Seldom ____________ Never ____________

(vi) Have you purchased securities sold in reliance on the private offering exemptions from registration pursuant to the U.S. Act or any state laws during the past three years?

	Yes ______________		No ______________

If you answered “Yes,” please provide the following information:

		Nature of	Business	Total amount
	Year	Security	of issuer	invested

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________.

(m)	Please describe your principal business activities (or the business activities of the corporation, partnership, trust or entity) during the past five years:
_______________________________________________________________________________
_______________________________________________________________________________.

(n)	Have you previously invested in a development stage company?

	Yes ______________		No ______________

(o)	Do you believe you have sufficient knowledge and experience in financial and business affairs that you can evaluate the merits and risks of a purchase of Units?

	Yes ______________	No ______________

(p)	Do you believe you have sufficient knowledge of investments in general, and investments similar to a purchase of Units in particular, to evaluate the risks associated with a purchase of Units?

	Yes ______________	No ______________

(q)
	(1)	In evaluating the merits and risks of this investment, do you intend to rely upon the advice of a representative (the “Representative”)?

	Yes ______________	No ______________

If you answered “Yes,” please identify such person and indicate his or her business address and telephone number. Any person offering such advice must complete and return one copy of the “Subscriber’s Representative Questionnaire” which immediately follows this Questionnaire.

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________.

(2)

You hereby acknowledge that the Representative identified above, if any, may receive a sales commission or other compensation in connection with your purchase of Units (if permitted by state and federal securities laws), and that you have been informed that you will receive written notification of such amounts to be paid before acceptance of this subscription.

(r)	Will any of the money you will use to purchase the Units be borrowed from lenders outside of the United States of America?

	Yes ______________	No ______________

(s)

Do you understand that there will be substantial restrictions on your ability to resell any Units you purchase and that, in any event, you will not be able to resell any Units purchased unless an exemption from registration or qualification is available pursuant to the U.S. Act and the securities laws of the various states and other appropriate jurisdictions.

	Yes ______________	No ______________

                         You hereby acknowledge that the foregoing statements are true and accurate to the best of your information and belief and that you will promptly notify the Company of any changes in the foregoing answers. You further acknowledge that you have requested and hereby authorize the individual named in question “(p)” hereinabove, if any, to act as your Representative in connection with the evaluation of the merits and risks of a prospective purchase of Units by you (or the purchasing corporation, partnership, trust or other entity) and you have read and understood the Subscriber’s Representative Questionnaire delivered to you herewith.

                         Dated at __________, __________, on this _____day of __________, 200__.

Name of Subscriber - please print	Subscriber’s Address

By: _________________________________________
Official Capacity or Title - please print

Subscriber’s Signature	Subscriber’s Telephone Number

Please print name of individual whose	Subscriber’s Facsimile Number
signature appears above if different than
the name of the Subscriber printed above
Subscriber’s E-mail address

Appendix “III”

TO THE SEED CAPITAL UNIT PRIVATE PLACEMENT SUBSCRIPTION
AGREEMENT OF SILICA RESOURCES CORPORATION

SUBSCRIBER’S REPRESENTATIVE QUESTIONNAIRE

                         In addition to the covenants, representations and warranties contained in the “Seed Capital Unit Private Placement Subscription Agreement” of the Company, to which this Appendix “III” – “Subscriber’s Representative Questionnaire” is attached, the undersigned Subscriber and its Representative covenants, represents and warrants to the Company as follows.

                         Name of Subscriber: _________________________ .

                        Instructions: This “Subscriber’s Representative Questionnaire” (the “Questionnaire”) is being sent to each potential subscriber who has indicated an interest in purchasing “Units” in the capital stock of Silica Resources Corporation, a Nevada corporation (the “Company”). The purpose of this Questionnaire is, in part, to allow the Company to have complete information about the subscriber and, in addition, to assure the Company that it may rely on, if applicable, the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Act”) afforded by “Regulation D” promulgated thereunder (the “Regulation”). The Regulation requires that, in order for an issuer, such as the Company, of securities, such as the Units, to rely on the exemption afforded thereby, the Company may only sell the Units to “Accredited Investors”. Eligibility is determined, among other things, by the ability of the Subscriber either alone or with his representative (herein the “Representative”) to evaluate the merits and risks of an investment in the Units, based on his knowledge and experience in financial and business matters, or by certain financial criteria.

                         If the answer to any question is “None” or “Not Applicable” please so state.

                         Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire, the Representative agrees that the Company may present this Questionnaire to such parties as may be appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration of the private placement under the federal or state securities laws or if the contents are relevant to issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound. A false statement by the Representative may constitute a violation of law, for which a claim for damages may be made against the Representative and, if applicable, the Subscriber.

                         This Questionnaire does not constitute an offer of Units by the Company, but is merely a request for information.

                         Please complete the following Questionnaire fully, attaching additional sheets if necessary.

1.	Name:	.
	Age:	.
Business Address:
.
	Telephone Number:	.

2.	Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any:

3.	List any business or professional education, including degrees received, if any.

4.	Have you had prior experience in advising clients with respect to investments of this type?

	Yes ______________	No ______________

5.	List any professional licenses or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registrations held by you.

6.	Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment.

7.	State how long you have known the Subscriber and in what capacity.

8.

Except as set forth in subparagraph (a) below, neither I nor any of my affiliates have any material relationship with the above-noted Company, its directors, officers, shareholders or attorneys; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated.

(a) __________________________________________________________________________________
_______________________________________________________________________________________.

(b)	If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received as a result of such relationship.

____________________________________________________________________________________
____________________________________________________________________________________.

9.                     In advising the Subscriber in connection with Subscriber’s prospective investment in the Company, I will be relying in part on the Subscriber’s own experience in certain areas.

                         Yes  _____________      No  _____________

10.                     In advising the Subscriber in connection with the Subscriber’s prospective investment in the Company, I will be relying in part on the expertise of an additional representative or representatives.

                         Yes  _____________      No  _____________

                         If “Yes,” give the name and address of such additional representative or representatives.

                         ____________________________________________________________________________________
                         ____________________________________________________________________________________.

                         I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(a)	I am acting as Representative for the Subscriber in connection with the Subscriber’s prospective investment in the Company;

(b)

the answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the U.S. Act pursuant to the Regulation or otherwise;

(c)	I will notify the Company immediately of any change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of an interest in the proposed investment;

(d)

I am not an affiliate, director, officer or other employee of the Company or any of its subsidiaries or affiliates or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its subsidiaries or affiliates;

(e)

I have disclosed to the Subscriber in writing, prior to the Subscriber’s acknowledgment of me as his/her Representative, any material relationship with the Company or its affiliates disclosed in answer to Question 8 above; and

(f)

I personally (or together with the Subscriber or the additional representative or representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber’s prospective investment in the Company.

                         Dated at __________, __________, on this _____day of __________, 200__.

Name of Representative - please print

Signature of Representative

End of Seed Capital Unit Private Placement Subscription Agreement

__________